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                                                                   Exhibit 10.83
                                                                   -------------

                                    GUARANTY
                                    --------

         THIS GUARANTY, dated as of November 2, 2001, (as amended, restated, supplemented or otherwise modified from time to time, the "Guaranty") is made by Donald J. Trump, an individual (the "Guarantor"), in favor of the Lenders party to the Loan Agreement described below.

                                    RECITALS
                                    --------

         WHEREAS, concurrently herewith, THCR Management Services, LLC, a Delaware limited liability company (the "Borrower"), is entering into a Loan Agreement, dated as of November __, 2001 (as amended, restated, supplemented or otherwise modified, the "Loan Agreement") among the Borrower, the Lenders party thereto (the "Lenders"), pursuant to which the Lenders will make Loans to the Borrower in the aggregate principal amount not to exceed $18,800,000;

         WHEREAS, the Guarantor has an indirect beneficial ownership interest in the Borrower;

         WHEREAS, the Borrower has agreed to use the Loans under the Loan Agreement for the purposes described in Section 2.5 thereof, including providing a portion of the financing for the construction of a proposed expansion of the 29 Spotlight Casino;

         WHEREAS, the Guarantor is executing this Guaranty to induce the Lenders to make Loans to the Borrower under the Loan Agreement; and

         WHEREAS, Lenders have required as a condition to their entering into the Loan Agreement the execution and delivery of this Guaranty;

         NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to enter into the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees with Lenders as follows:

         1. Defined Terms.  All terms not otherwise defined herein shall have
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for the purposes hereof the meanings set forth in the Loan Agreement.

         2. The Guaranty.  The Guarantor hereby absolutely, unconditionally and
            ------------
irrevocably guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the Borrower's obligations to pay principal, accrued interest, fees and expenses under the Loan Documents, including all reasonable costs of collection and enforcement thereof and interest thereon which would be owing by the Borrower but for the effect of the Bankruptcy Code, 11 U.S.C. (S) 101 et. seq. (the "Guaranteed Obligations"). Notwithstanding the foregoing, from and after the date on which the Borrower has made prepayments under Section 2.4(b)(iv)(l) of the Loan Agreement aggregating $1,000,000 or more, the Guaranteed Obligations shall be reduced to an amount equal to the excess of the outstanding principal amount of the Notes over the outstanding principal amount owed to the Borrower under the Bank Loan. The Guarantor understands, agrees and confirms that the Lenders may enforce this Guaranty up to the full

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amount guaranteed hereunder without proceeding against the Borrower, against any security for the Guaranteed Obligations or against any guarantor under any other guarantee covering the Guaranteed Obligations. The Guarantor agrees that if, for any reason, the Borrower shall fail or be unable to pay punctually and fully, any of the Guaranteed Obligations, the Guarantor shall pay such Guaranteed Obligations to Lenders in full immediately upon demand. The Guarantor agrees that one or more successive actions may be brought against the Guarantor, as often as Lenders deem advisable, until all of the Guaranteed Obligations are paid and performed in full. This Guaranty constitutes a guarantee of payment and not of collection.

       3.    Guaranty Unconditional.  The obligations of the Guarantor hereunder
             ----------------------
shall be primary obligations, unconditional, absolute, and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

       (a) any extension, renewal, settlement, compromise, waiver or release in respect of any Obligation of the Borrower under the Loan Documents, by operation of law, or otherwise;

       (b) any release or discharge by operation of law of the Borrower, the Guarantor, or any other guarantor of the Obligations from any obligation or agreement contained in any of the Loan Documents;

       (c) any termination, modification or amendment of or supplement to the Loan Agreement or any of the other Loan Documents;

       (d) any release, exchange, substitution, non-perfection or invalidity of any direct or indirect security for, or any other guaranty of, any of the Guaranteed Obligations;

       (e) any change in the limited liability company existence, structure or ownership of the Borrower, or any insolvency, bankruptcy, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshaling of assets and liabilities or other similar events or proceedings affecting the Borrower or its assets or any resulting release or discharge of any Obligation of the Borrower under the Loan Documents;

       (f) any merger or consolidation of the Borrower into or with any Person, or any sale, lease or transfer of any of the assets of the Borrower or the Guarantor to any other Person;

       (g) the existence of any claim, set-off, or other rights which the Guarantor may have at any time against the Borrower or any other Person, whether in connection herewith or with any unrelated transactions;

       (h) any invalidity or unenforceability of the Loan Agreement relating to or against the Borrower for any reason, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of its Obligations under the Loan Agreement or the other Loan Documents;

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       (i)   the failure of any financing source, including without limitation the Lenders or the Borrower, to obtain or maintain any required Permits (including a license or exemption issued pursuant to Section 6.4.6 of the Compact) or the termination or revocation of any such license or exemption, or any finding of the Borrower or the Lenders as unsuitable by any California State gaming agency, regardless of whether any of the foregoing results in the Twenty-Nine Palms Enterprises Corporation not being required to pay interest under the Bank Loan or otherwise impairs or invalidates the Twenty-Nine Palms Enterprises Corporation's obligations under the Bank Loan; or

       (j) any other act or omission to act or delay of any kind by the Lenders or the Borrower or any other Person or any other circumstance whatsoever which might, but for the provisions of this
             Section 3, constitute a legal or equitable discharge of the Guarantor's obligations hereunder.

       4.    Waiver by Guarantor.  The Guarantor expressly waives in respect of
             -------------------
the Guaranteed Obligations any and all defenses now or hereafter arising or asserted by reason of:

       (a) any disability or other defense of the Borrower or any other Person with respect to the Guaranteed Obligations;

       (b) the unenforceability or invalidity of any security or guaranty for the Guaranteed Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Guaranteed Obligations;

       (c) the cessation for any cause whatsoever of the liability of the Borrower or any other Person (other than by reason of the full
                                           ----- ----
             payment and performance of all Obligations);

       (d) any failure of any Lender to marshal assets in favor of the Borrower or any other Person;

       (e) any amendment, modification or waiver of any provision of the Loan Documents or lack of notice thereof;

       (f) any incapacity, lack of authority, death or disability of the Borrower or any other Person;

       (g) any failure of the Lenders to give notice of the existence, creation or incurring of any new or additional indebtedness or other obligation (other than increases in the principal amount of the Lenders' commitments from those in effect on the Closing Date) or of any action or nonaction on the part of any other Person in connection with the Loan Documents, including the waiver of any conditions to the making of any advance of proceeds of any Loan;

       (h) any notice of Default or Event of Default or intention to accelerate any of the Obligations or any notice of acceleration of the Obligations;

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       (i)   any lack of acceptance or notice of acceptance of this Agreement by the Lenders;

       (j)   notice of any of the matters referred to in Section 3 above;

       (k) any lack of presentment, demand, protest, or notice of dishonor, demand, protest or nonpayment with respect to any indebtedness or obligations under any of the Loan Documents;

       (l) any lack of other notices to which the Borrower, or any other Person, might be entitled;

       (m) any invalidity or irregularity, in whole or in part, of any one or more of the Loan Documents;

       (n) any direct or indirect sale, transfer, or other disposition of the Guarantor's indirect equity interest in the Borrower;

       (o) any sale or assignment by the Borrower of any assets of such Person, or any portion thereof, whether or not consented to by the Lenders;

       (p) the dissolution or termination of existence of the Borrower or any other Person or the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of the Borrower;

       (q) any failure or delay of the Lenders to commence an action against the Borrower, to assert or enforce any remedies against the Borrower under the Notes or the Loan Documents, or to realize upon any security;

       (r) the compromise, settlement, release or termination of any or all of the obligations of the Borrower under the Notes or the Loan Documents;

       (s) any act or omission of any Lender or others that directly or indirectly results in or aids the discharge or release of the Borrower or any other Person or any other security or guaranty for the Guaranteed Obligations by operation of law or otherwise;

       (t) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation;

       (u) any failure of any Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person;

       (v) the election by any Lender, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code;

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        (w)  any extension of credit or the grant of any lien under Section 364 of the United States Bankruptcy Code or any use of cash collateral under Section 363 of the United States Bankruptcy Code;

        (x) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person;

        (y)  the avoidance of any Lien in favor of the Lenders for any reason;

        (z) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Guaranteed Obligations (or any interest thereon) in or as a result of any such proceeding; or

        (aa) to the fullest extent permitted by law, any other legal, equitable or surety defenses whatsoever to which the Guarantor might otherwise be entitled with respect to the Guaranteed Obligations.

         5.  Subrogation of Guarantor. Upon making any payment with respect to
             ------------------------
the Guaranteed Obligations hereunder, the Guarantor shall be subrogated to the rights of the Lenders against the Borrower with respect to such payment; provided that the Guarantor shall not enforce any payment by way of subrogation until all Obligations under the Loan Agreement have been paid in full.

         6.  Representations and Warranties.  The Guarantor represents and
             ------------------------------
warrants that:

        (a) This agreement is the valid and binding obligation of the Guarantor, enforceable in accordance with its terms;

        (b) The execution, delivery and performance of this Guaranty do not and will not (i) constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) any Lien with respect to, any material bond, note, debenture or other evidence of Indebtedness or any indenture, mortgage, deed of trust or other agreement or instrument to which the Guarantor is a party or bound, or to which any properties of the Guarantor may be subject, (ii) contravene any order of any court or governmental agency (including, without limitation, any gaming authority in any state of the United States or foreign country or body having jurisdiction over the Guarantor or any of his properties), (iii) violate or conflict with any statute, rule or regulation or administrative or court decree or Permit applicable to the Guarantor or to which any of his properties may be subject, or (iv) require any approval or consent of any Tribunal.

        7.   Stay of Acceleration. In the event that acceleration of the time
             --------------------
for payment of any of the Guaranteed Obligations is stayed upon insolvency, bankruptcy or reorganization of the Borrower, all such amounts shall nonetheless be payable by the Guarantor forthwith on demand by any Lender.

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       8.    Termination. This Guaranty shall automatically terminate and the
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Guarantor shall thereafter have no further liability or obligations hereunder on the earlier of (i) the first date that each of the following have occurred: (x) the outstanding principal amount under the Notes is reduced to an amount equal to or less than the outstanding principal amounts owed to the Borrower under the Bank Loan and (y) no Default or Event of Default (other than pursuant to Section
7.19 of the Loan Agreement) has occurred and is continuing and (ii) the full satisfaction of the Guaranteed Obligations. Upon the termination of this Guaranty, the Lenders shall, promptly upon the request of the Guarantor, execute and deliver to the Guarantor an acknowledgment of the termination of this Guaranty and a release of the Guarantor from all claims of any nature arising under this Guaranty.

       9.    Reinstatement. Notwithstanding anything to the contrary contained
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herein, the Guarantor covenants that this Guaranty shall be reinstated if and to the extent that any payment of any of the Guaranteed Obligations made on or prior to such termination is rescinded or otherwise must be restored or returned by the Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, all as though such payment had not been made.

       10.   Miscellaneous.
             -------------

       (a)   Successors and Assigns. This Guaranty shall be binding upon the
             ----------------------
             Guarantor and his successors and assigns and shall inure to the benefit of the Lenders. The Guarantor may not assign his obligations hereunder.

       (b)   Notices. All notices, demands and other communications hereunder
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             shall be given and shall be effective in accordance with Section
             9.8 of the Loan Agreement, except that notices to the Guarantor shall be given to his address set forth on the signature page hereof, or to such other address as the Guarantor may specify in writing from time to time to the Lenders.

       (c)   Amendments. Neither this Guaranty nor any provision hereof may be
             ----------
             amended, modified, waived, discharged or terminated orally, but only by a statement in writing signed by the Required Lenders.

       (d)   Governing Law; Waiver of Jury. This Guaranty shall be construed in
             -------------
             accordance with and governed by the laws of the State of New York including, without limitation Sections 5-1401 and 5-1402 of the New York General Obligations Law. Any judicial proceeding brought against the Guarantor with respect to this Guaranty may be brought in any court of competent jurisdiction in the State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of this Guaranty, the Guarantor
             (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Guaranty, and (b) irrevocably waives any objection the Guarantor may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum. The Guarantor hereby waives personal service of process

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             and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at his address specified or determined in accordance with the provisions of Section 10(b), and service so made shall be deemed completed on the fifth Business Day after such service is deposited in the mail or, if earlier, when delivered. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Lender to bring proceedings against the Guarantor in the courts of any other jurisdiction. EACH OF THE
                                                                    -----------
             GUARANTOR AND THE LENDERS HEREBY WAIVE TRIAL BY JURY IN ANY
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             JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER
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             (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY
             ------------------------------------------------------------
             ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTY, THE
             ----------------------------------------------------------------
             LOAN AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.
             --------------------------------------------------------

       (e)   Counterparts; Effectiveness. This Guaranty may be executed in any
             ---------------------------
             number of counterparts each of which shall be deemed an original with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Guaranty by telecopy shall be effective as delivery of a manually executed counterpart of this Guaranty.

       (f)   Severability. In case any provision in or obligation under this
             ------------
             Guaranty or any other Loan Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

       (g)   Entire Agreement. This Guaranty embodies the entire agreement of
             ----------------
             the parties and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof and thereof.

       (h)   Failure or Indulgence Not Waiver. No failure or delay on the part
             --------------------------------
             of any Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

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         IN WITNESS WHEREOF, the undersigned Guarantor has duly executed and delivered this Guaranty as of the date first above written.

                                            DONALD J. TRUMP


                                            /s/ Donald J. Trump
                                            -----------------------------------

                                            Address for Notices:
                                            -------------------

                                            Donald J. Trump
                                            725 Fifth Avenue
                                            New York, New York 10022
                                            Facsimile: (XXX) XXX-XXXX



                                            With a copy to:

                                            The Trump Organization
                                            725 Fifth Avenue
                                            New York, New York 10022
                                            Attention: Bernard R. Diamond, Esq.
                                            Facsimile: (XXX) XXX-XXXX